                                                                 EXHIBIT 10.1.12

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 22, 2001, by and among SCIENTIFIC-ATLANTA, INC. (the "Borrower"), each of the financial institutions party hereto as "Lenders", THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents (the "Co-Agents"), and BANK OF AMERICA, N.A., successor to NationsBank, N.A., successor to NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent").

     WHEREAS, the Borrower, the financial institutions party thereto as "Lenders", the Co-Agents and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 7, 1999, as amended as of June 22, 1999 and as of May 5, 2000 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1.  Specific Amendments to Credit Agreement. The parties hereto
                 ---------------------------------------
agree that the Credit Agreement is amended as follows:

     (a) The definition of the term "Facility B Commitment Amount" contained in
Section 1.1. of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

          "Facility B Commitment Amount" means $50,000,000, as the same may be
           ----------------------------
     reduced or increased from time to time pursuant to the terms of this Agreement.

     (b) The definition of the term "Facility B Termination Date" contained in
Section 1.1. of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

     "Facility B Termination Date" means June 21, 2002, or such later date to
      ---------------------------
     which such date may be extended under Section 2.12.

     (c) The following new Section 2.15. is added to the Credit Agreement immediately following Section 2.14. thereof:

     Section 2.15.  Increase of Facility B Commitments.
                    ----------------------------------

               The Borrower shall have the right to request increases in the aggregate amount of the Facility B Commitments by providing written notice to the Agent, which notice shall be irrevocable once given; provided,
                                                                 --------
     however, that after giving effect to any such increases the aggregate
     -------
     amount of the Facility B Commitments shall not exceed $250,000,000). Each such increase in the Facility B Commitments must be an aggregate minimum amount of $50,000,000 and integral multiples of $10,000,000 in excess thereof. The Agent shall promptly notify each Lender of any such request. Each existing Lender shall have the right to increase its Facility B Commitment, or to make one available, as the case may be, so long as such Lender's Commitment Percentage shall not be increased as a result of the exercise of such right. Each Lender shall notify the Agent within 10 Business Days after receipt of the Agent's notice whether such Lender wishes to increase the amount of its, or make available a, Facility B Commitment. If a Lender fails to deliver any such notice to the Agent within such time period, then such Lender shall be deemed to have declined to increase its, or make available a, Facility B Commitment. No Lender shall be obligated in any way whatsoever to increase its, or make available a, Facility B Commitment. If a new Lender becomes a party to this Agreement, or if any existing Lender agrees to increase its, or make available a, Facility B Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its, or makes available a, Facility B Commitment) (and as a condition thereto) purchase from the other Lenders its pro rata share (determined with respect to the Lenders' relative Facility B Commitments and after giving effect to the increase of Facility B Commitments) of any outstanding Facility B Loans, by making available to the Agent for the account of such other Lenders at the Principal Office, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Facility B Loans to be purchased by such Lender plus (B) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Facility B Loans. The Borrower shall pay to the Lenders amounts payable, if any, to such Lenders under Section 4.4. as a result of the prepayment of any such Facility B Loans. No increase of the Facility B Commitments may be effected under this Section if either (x) a Default or Event of Default shall be in existence on the effective date of such increase or (y) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document to which any such Loan Party is a party is not (or would not be) true or correct on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder. In connection with any increase in the aggregate amount of the Facility B Commitments pursuant to this Section (a) any Lender becoming a party hereto shall execute such documents and agreements as the Agent may reasonably request and (b) the Borrower shall make appropriate arrangements so that each new Lender, and any existing Lender increasing its, or making available a, Facility B Commitment, receives a new or replacement Syndicated Note, as appropriate, in the aggregate amount of such Lender's Facility A and Facility B Commitments within 2 Business Days of the effectiveness of the applicable increase in the aggregate amount of Facility B Commitments.

     (d) Section 7.9. of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

           Section 7.9.  Additional Material Subsidiaries.
                         --------------------------------

           (a) Generally.  Upon the acquisition, incorporation or other
               ---------
     creation of a Material Subsidiary after the Agreement Date, the Borrower shall deliver to the Agent each of the following in form and substance satisfactory to the Agent: (a) except as otherwise provided under Section 3.13., a Guaranty executed by such Material Subsidiary, (b) if such Material Subsidiary is a Foreign Subsidiary, a Pledge Agreement executed by the Borrower or other Subsidiary owning the capital stock of such Material Subsidiary if and to the extent required under Section 3.13., together with such capital stock and (c) the items that would have been delivered under Sections 5.1.(g), (l) through (o) and (q) if such Material Subsidiary had been one on the Agreement Date.

           (b) Timing of Delivery.  The Borrower shall deliver the items
               ------------------
     required to be delivered to the Agent under the immediately preceding subsection (a) as follows:

               (i) For any Material Subsidiary acquired, incorporated or otherwise created during any period that any Bid Rate Loans, Syndicated Loans, Letters of Credit, or Reimbursement Obligations are outstanding or the Lenders have reserved any portion of their Facility A Commitments to enhance Commercial Paper pursuant to Section 2.13., within 30 days of the acquisition, incorporation or creation of such Material Subsidiary; and

               (ii) For any Material Subsidiary acquired, incorporated or otherwise created during any other period, no later than the date the Borrower is required to deliver its certificate under Section 8.3. with respect to the fiscal quarter during which such Material Subsidiary was acquired, incorporated or otherwise created (or with respect to the Fiscal Year of the Borrower during which such Material Subsidiary was acquired, incorporated or otherwise created if the Material Subsidiary was acquired, incorporated or otherwise created during the fourth fiscal quarter of the Fiscal Year of the Borrower).

     Notwithstanding the immediately preceding subsection (ii), if no Bid Rate Loans, Syndicated Loans, Letters of Credit, or Reimbursement Obligations are outstanding and no Lender has reserved any portion of its Facility A Commitment to enhance Commercial Paper pursuant to Section 2.13. at the time the Borrower gives the Agent a Notice of Borrowing, Bid Rate Quote Request, request for issuance of a Letter of Credit pursuant to Section 2.3.(c) or request for credit enhancement pursuant to Section 2.13.(b), the Borrower shall, within 30 days of the date of such Notice of Borrowing, Bid Rate Quote Request, request for issuance of a Letter of Credit or request for credit enhancement, deliver the items required to be delivered to the Agent under the immediately preceding subsection (a) for any Material Subsidiary acquired, incorporated or otherwise created before such Notice of Borrowing, Bid Rate Quote Request, request for issuance of a Letter of Credit or request for credit enhancement.

     (e) Section 8.4. of the Credit Agreement is hereby amended by adding the following new paragraph at the end of such Section:

          Notwithstanding the foregoing, during any period that no Bid Rate Loans, Syndicated Loans, Letters of Credit, or Reimbursement Obligations are outstanding and no Lender has reserved any portion of its Facility A Commitment to enhance Commercial Paper pursuant to
          Section 2.13., the Borrower shall not be required to deliver notice of the occurrence of an event described in the immediately preceding subsections (a), (b) and (d) through (h) until the date the Borrower is required to deliver its certificate under Section 8.3. with respect to the fiscal quarter during which such event occurred.

     (f) Section 9.3. of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

           Section 9.3.  Investments; Acquisitions.
                         -------------------------

           (i) Acquire or purchase, or permit any Subsidiary to acquire or purchase, all or substantially all of the assets constituting the business or a division or operating unit of any Person or (ii) acquire, make or purchase, or permit any Subsidiary to acquire, make or purchase, any Investment or (iii) permit any Investment of the Borrower or any Subsidiary to be outstanding on and after the Agreement Date other than the following:

          (a) Investments in Subsidiaries in existence on the Agreement Date and disclosed on Schedule 6.1.(b), together with any increases in such Investments after the Agreement Date in Material Subsidiaries;

          (b) Investments that constitute Indebtedness permitted under
     Section 9.2.;

          (c) Loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices not to exceed $10,000,000 in the aggregate at any one time;

          (d) Investments in "Eligible Investments" described in, and in accordance with, the Borrower's Cash Investment Policy, a copy of which as in effect on the Agreement Date is attached as Exhibit M, as such Cash Investment Policy is amended or otherwise modified from time to time on terms not inconsistent with the Cash Investment Policy as currently in effect;

          (e) Acquisitions or purchases by the Borrower or any Material Subsidiary of all or substantially all of the assets constituting the business or a division or operating unit of any Person, and the making of Investments in Material Subsidiaries which Investments are not otherwise subject to any of the preceding subsections; provided, however, that during
                                                  --------  -------
     any Fiscal Year, (A) the amount of cash paid, together with the fair market value of all other assets (excluding assets of the type described in the following clause (B)) conveyed, by the Borrower and its Material Subsidiaries in consideration for such acquisitions, purchases and Investments shall not exceed $150,000,000 in the aggregate and (B) the market value of all capital stock, warrants and options to acquire capital stock, of the Borrower conveyed by the Borrower in consideration for such acquisitions, purchases and Investments shall not exceed $400,000,000 in the aggregate; provided, further, however, neither the Borrower nor any
                    --------  -------  -------
     Material Subsidiary shall effect any one such acquisition, purchase or Investment (or series of related acquisitions, purchases or Investments) without the prior written consent of the Requisite Lenders if the market value of the capital stock, warrants and options to acquire capital stock, of the Borrower to be conveyed by the Borrower in consideration for such acquisition, purchase or Investment equals or exceeds $300,000,000 in the aggregate; and

          (f) Acquisitions or purchases by any Subsidiary that is not a Material Subsidiary of all or substantially all of the assets constituting the business or a division or operating unit of any Person, and the making by the Borrower or any Subsidiary after the Agreement Date of Investments in Persons that are not Material Subsidiaries; provided, however, (A) the
                                                 --------  -------
     aggregate consideration paid (excluding any Indebtedness assumed in connection with such acquisition, purchase or Investment) for such acquisitions, purchases and Investments and (B) the aggregate amount of increases after the Agreement Date in Investments in such Persons that are not Material Subsidiaries existing as of the Agreement Date, shall not exceed $100,000,000 in the aggregate during any Fiscal Year and $300,000,000 during the term of this Agreement. If after the Agreement Date, (x) any Person that is not a Material Subsidiary the Investment in which is subject to the limitations of this subsection shall become a Material Subsidiary and the Loan Documents required to be delivered under
     Section 7.9. are so delivered or (y) the Borrower, at its election, delivers the Loan Documents that would be required to be delivered under
     Section 7.9. if such Person were a Material Subsidiary, then the Investment in, and any increase therein, such Person shall be excluded from the limitations of this subsection; and

          (g) Investments in direct or indirect wholly-owned Material Subsidiaries of the Borrower or in Subsidiaries that will become direct or indirect wholly-owned Material Subsidiaries of the Borrower after giving effect to such Investment.

     All cash, the market value of all capital stock, warrants and options to acquire capital stock, of the Borrower and the fair market value of all other assets conveyed by the Borrower as consideration for any transaction of merger or consolidation effected by the Borrower or a Subsidiary and which is permitted under Section 9.6.(vii), shall be included in determinations of the Borrower's compliance with the preceding subsections (e) and (f).

     (g) Section 9.6. of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

          Section 9.6.  Merger, Consolidation, Sales of Assets and Other
                         ------------------------------------------------
          Arrangements.
          ------------

          The Borrower shall not, and shall not permit any Subsidiary or any other Loan Party to (a) enter into any transaction of merger or consolidation with any Person; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets, including capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired; provided, however, that:
                                              --------  -------

               (i) Subsidiaries of the Borrower may merge or consolidate with the Borrower and with other Subsidiaries of the Borrower;

               (ii) a Subsidiary may sell, transfer or dispose of its assets to the Borrower or another Subsidiary of the Borrower;

               (iii) the Borrower, its Subsidiaries and the other Loan Parties may sell inventory in the ordinary course of business;

               (iv) the Borrower may sell its accounts receivable on a non-recourse basis in an aggregate amount not to exceed $100,000,000 at any time;

               (v) the Borrower and its Subsidiaries may, during any Fiscal Year, sell, transfer or otherwise dispose of assets (excluding the capital stock of any Subsidiary) having an aggregate book value in an amount not to exceed 10% of the total book value of the assets of the Borrower and its Subsidiaries taken as a whole;

               (vi) the Borrower and its Subsidiaries may, during any Fiscal Year, enter into sale and leaseback transactions covering fixed or capital property which collectively cover property having an aggregate fair market value, as determined for each item of property at the time such property became the subject of such a transaction, not in excess of 10% of the total book value of the assets of the Borrower and its Subsidiaries taken as a whole;

               (vii) the Borrower or any Subsidiary may merge or consolidate with any other corporation, provided that (A) the Borrower or such Subsidiary shall be the continuing or surviving corporation or the surviving corporation becomes thereby a direct or indirect wholly-owned Subsidiary and (B) if instead of the Borrower or such Subsidiary merging or consolidating with such corporation, the Borrower were to acquire all of the issued and outstanding capital stock of such corporation, such acquisition would be permitted under
          Section 9.3., and in each case, immediately prior to such merger or consolidation and immediately after such merger or consolidation and after giving effect thereto, no Default or Event of Default is or would be in existence; and

               (viii) the Borrower may sell, transfer or dispose of its assets to a direct or indirect wholly-owned Subsidiary.

     (h) Annex I to the Credit Agreement is deleted in its entirety and Annex I hereto is substituted in its place.

     Section 2.  Reinstatement of Facility B Commitments.  Notwithstanding
                 ---------------------------------------
the passing of the Facility B Termination Date before the date of this Amendment, so long as no Event of Default or Default shall be in existence on the effective date of this Amendment, each Lender's Facility B Commitment (in the amount set forth on Annex I attached hereto) and each Lender's obligation to make Facility B Loans shall be reinstated simultaneous with the effectiveness of this Amendment.

     Section 3.  Acknowledgment of Lenders' Commitments.  The parties hereto
                 --------------------------------------
agree that after giving effect to the transactions contemplated by this Amendment, the amount of each Lender's respective Facility A Commitment and Facility B Commitment is as set forth on Annex I attached hereto.

     Section 4.  Representations of Borrower.  The Borrower represents and
                 ---------------------------
warrants to the Agent and the Lenders that:

          (a) Authorization.  The Borrower has the right and power, and has
              -------------
taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower, and this Amendment and the Credit Agreement as amended by this Amendment, are each a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          (b) Compliance with Laws, Etc.  The execution and delivery by the
              -------------------------
Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement as amended by this Amendment, each in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party;
(iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

          (c) No Default.  No Default or Event of Default has occurred and is
              ----------
continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

     Section 5.  Reaffirmation of Representations by Borrower.  The
                 --------------------------------------------
Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents to which the Borrower is a party on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted under the Credit Agreement.

     Section 6.  Certain References.  Each reference to the Credit
                 ------------------
Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 7.  Benefits.  This Amendment shall be binding upon and shall
                 --------
inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 9.  Expenses.  The Borrower shall reimburse the Agent upon
                 --------
demand for all costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

     Section 10.  Effect.  Except as expressly herein amended, the terms
                  ------
and conditions of the Credit Agreement shall remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     Section 11.  Effectiveness of Amendment.  This Amendment shall not be
                  --------------------------
effective until its execution and delivery by the Borrower and the Requisite Lenders, whereupon it shall be deemed effective as of the date first written above.

     Section 12.  Replacement Notes.  Upon the Borrower's request, and upon
                  -----------------
delivery by the Borrower to Agent or its counsel of a replacement Syndicated
Note in favor of each Lender with a Facility B Commitment in the principal amount equal to the aggregate amount of such Lender's Facility A Commitment and Facility B Commitment as set forth on Annex I attached hereto, each such Lender shall cancel and deliver to Agent or its counsel the Syndicated Note in favor of such Lender being replaced.

     Section 13.  Counterparts.  This Amendment may be executed in any
                  ------------
number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 14.  Definitions.  All capitalized terms not otherwise defined
                  -----------
herein are used herein with the respective definitions given them in the Credit Agreement.



                           [Signatures on Next Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

                         SCIENTIFIC-ATLANTA, INC.


                         By:       /s/ Robert R. Hunt
                            Name:  Robert R. Hunt
                            Title: Assistant Treasurer


                         BANK OF AMERICA, N.A., individually and as Agent


                         By:       /s/ Richard M. Peck
                            Name:  Richard M. Peck
                            Title: Vice President


                         THE BANK OF NEW YORK, individually and as Co-Agent


                         By:       /s/ Ronald R. Reedy
                            Name:  Ronald R. Reedy
                            Title: Vice President


                         ABN AMRO BANK N.V., acting through its Atlanta Agency,
                           individually and as Co-Agent


                         By:       /s/ David Carrington
                            Name:  David Carrington
                            Title: Group Vice President


                         By:       /s/ Shilpa Parandekar
                            Name:  Shilpa Parandekar
                            Title: Assistant Vice President


                      [Signatures Continued on Next Page]

  [Signature Page to Third Amendment to Amended and Restated Credit Agreement dated as of June 22, 2001 with Scientific-Atlanta, Inc.]


                         WACHOVIA BANK, N.A.


                         By:       /s/ Tracy Williams
                            Name:  Tracy Williams
                            Title: Vice President


                         THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH


                         By:       /s/ Gary L. England
                            Name:  Gary L. England
                            Title: Vice President and Manager


                         FIRST UNION NATIONAL BANK


                         By:       /s/ Donald J. Mathews
                            Name:  Donald J. Mathews
                            Title: Vice President


                         AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED


                         By:_____________________________
                            Name:________________________
                            Title:_______________________

                                    ANNEX I
                                    -------

            LIST OF LENDERS, COMMITMENT AMOUNTS AND LENDING OFFICES
            -------------------------------------------------------


Bank of America, N.A.

Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

901 Main Street, 64th Floor               $42,500,000
Dallas, Texas 75202
                                          Initial Facility B Commitment Amount:
                                          ------------------------------------

                                          $12,500,000


Wiring Instructions:

To:  Bank of America, N.A.
     Attention: Corporate Credit Support
     ABA #111000012
     Reference:  Scientific-Atlanta, Inc.
     Account: 1292000883

The Bank of New York

Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

1 Wall Street                             $27,500,000
New York, New York 10286
Attention:  Ronald Reedy                  Initial Facility B Commitment Amount:
Telecopier:  (212) 635-6434               ------------------------------------
Telephone:   (212) 635-6724
                                          $10,000,000

Wiring Instructions:

To:  The Bank of New York
     1 Wall Street (22N)
     New York, New York 10286
     ABA #021000018
     Account No.: GLA 111-556
     Attention: Lorna O. Alleyne, AVP

ABN AMRO Bank N.V., acting through its
     Atlanta Agency


Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

Suite 1200, One Ravinia Drive             $25,000,000
Atlanta, Georgia  30346
Attention:  Steven L. Hipsman             Initial Facility B Commitment Amount:
Telecopier:  (770) 352-1267               ------------------------------------
Telephone:  (770) 396-5092
                                          $0
Wiring Instructions:

To:  Federal Reserve Bank, NY, NY
     Favor of: ABN*AMRO Bank N.V.
     ABA #0260-09580
     Account:  650-001-1789-41
     Reference:  Scientific Atlanta


Wachovia Bank, N.A.

Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

191 Peachtree Street, 29th Floor          $17,500,000
Atlanta, Georgia 30303
Attention:  Karen H. McClain              Initial Facility B Commitment Amount:
Telecopier:  (404) 332-5016               ------------------------------------
Telephone:  (404) 332-6555
                                          $7,500,000

Wiring Instructions:

To:  Wachovia Bank, N.A.
     191 Peachtree Street
     Atlanta, Georgia  30303
     ABA #061-000-010
     Account:  18-171-498
     Attention (Interest & Fees on Loans): Adrienne Durham or Karen McClain Attention (Documentary Letter of Credit Fees): Marilyn Hare
     Attention:  (Standby Letter of Credit Fees):  Rhonda Sulier

The Bank of Tokyo-Mitsubishi Ltd., New York
 Branch

Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

133 Peachtree Street, NE, #4970           $12,500,000
Atlanta, Georgia  30303-1808
Attention:  Gary England                  Initial Facility B Commitment Amount:
Telecopier:  (404) 577-1155               ------------------------------------
Telephone:   (404) 222-4205
                                          $ 7,500,000

Wiring Instructions:

To:  Bank of Tokyo-Mitsubishi, Ltd. N.Y.
     Br.
     1251 Avenue of the Americas
     New York, New York 10020-1104
     ABA #0260-0963-2
     Account  97770191
     Attention: Loan Operations Dept.


First Union National Bank

Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

999 Peachtree Street GA9084               $12,500,000
Atlanta, Georgia 30309
Attention:  Daniel Evans                  Initial Facility B Commitment Amount:
            Mail Code: GA9030             ------------------------------------
Telecopier:  (404) 827-7199
Telephone:   (404) 225-4037               $12,500,000


Wiring Instructions:

To:  First Union National Bank
     214 N. Hogan Street, 9th Floor
     Jacksonville, Florida
     ABA #063000021
     Account: 1459162008
     Attention: Commercial Loans

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

Australia and New Zealand Banking Group
 Limited

Lending Office (all Types of Loans):      Initial Facility A Commitment Amount:
--------------                            ------------------------------------

1177 Avenue of the Americas               $12,500,000
New York, New York 10036
Attention:  Orlando Diaz                  Initial Facility B Commitment Amount:
Telecopier: (212) 801-9131                ------------------------------------
Telephone:  (212) 801-9740
                                          $0

Wiring Instructions:

To:  HSBC Financial Institutions
     For:  Australia and New Zealand
     Banking Group Ltd.
     ABA #021-001-0888
     Account: 000107484
     Attention:  Ms. Tessie Amante


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